SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 20, 2003



                                  SYMBIAT, INC.
               (Exact name of registrant as specified in charter)



           Delaware                     000-16172                23-2472952
(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
        Incorporation)                                       Identification No.)


         4920 Avalon Ridge Parkway, Suite 600
                 Norcross, Georgia                                30071
        (Address of Principal Executive Offices)                (Zip Code)




        Registrant's telephone number including area code: (770) 638-6999


                                       N/A
          (Former name or former address, if changed since last report)



This report is being filed by the Registrant on a voluntary basis for the purpose of updating the description of its capital stock contained in its filings pursuant to the Securities Exchange Act of 1934, as amended.





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ITEM 2.  Acquisition or Disposition of Assets

Effective May 20, 2003, Symbiat, Inc. signed an agreement with Altura XL LLC to sell its serial hardware technology. The agreement calls for the sale of the entire Computone serial I/O product line and associated technology to Altura XL LLC. The decision to sell the product line was based upon the company's desire to focus its efforts solely on Symbiat's service and support offerings to the marketplace.

ITEM 5.  Other Materially Important Events

a) Symbiat, Inc. announced that its Board of Directors has appointed Deborah Bailey as Acting Chief Executive Officer. In addition to this new role, Bailey will retain her seat on the Board of Directors. Ms. Bailey, a CPA, brings over 23 years of operations management, strategic development and financial experience with rapidly growing financial services and technology companies, specializing in business turn-around opportunities. Most recently, Bailey served as the Senior Vice President and Chief Financial Officer with Visionary Systems Inc., as well as the Chief Operating Officer of a Visionary Systems subsidiary, WorthKnowing.com.

b) Symbiat's management has uncovered incidents of employee theft at the Company. The theft involved cash only, and appears to have been perpetrated by a single individual who hid the losses through an intricate, sophisticated pattern of deception. The amount missing is believed to be in excess of $400,000., although the investigation is ongoing. The Company does maintain insurance which covers such events. Even though the loss exceeds the amount of insurance coverage, the Company is confident that it will be successful collecting the full amount of the entire loss. The Company has taken immediate action to assure that no additional losses will occur, and has improved its already comprehensive internal controls.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Symbiat has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               SYMBIAT, INC. AND SUBSIDIARY


Date:  June 2, 2003                             By: /s/  John W. Smith
                                                   -------------------------
                                                    John W. Smith
                                                    President
                                                   (Principal Executive Officer)


                                               By:  /s/  E. Leo Bebeau
                                                   -------------------------
                                                    E. Leo Bebeau
                                                    Chief Financial Officer
                                                   (Principal Financial and
                                                    Accounting Officer)